                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 25th day of March, 1996.


                                             /s/ WILLIAM W. ADAMS
                                             -----------------------------------
                                             William W. Adams

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ THOMAS E. BOLGER
                                             -----------------------------------
                                             Thomas E. Bolger

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 25th day of March, 1996.


                                             /s/ FRANK C. CARLUCCI
                                             -----------------------------------
                                             Frank C. Carlucci

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of March, 1996.


                                             /s/ WILLIAM G. COPELAND
                                             -----------------------------------
                                             William G. Copeland

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ JAMES H. GILLIAM, JR.
                                             -----------------------------------
                                             James H. Gilliam, Jr.

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ THOMAS H. KEAN
                                             -----------------------------------
                                             Thomas H. Kean

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ JOHN C. MAROUS, JR.
                                             -----------------------------------
                                             John C. Marous, Jr.

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ JOHN F. MAYPOLE
                                             -----------------------------------
                                             John F. Maypole

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ JOSEPH NEUBAUER
                                             -----------------------------------
                                             Joseph Neubauer

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ THOMAS H. O'BRIEN
                                             -----------------------------------
                                             Thomas H. O'Brien

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ ECKHARD PFEIFFER
                                             -----------------------------------
                                             Eckhard Pfeiffer

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ ROZANNE L. RIDGWAY
                                             -----------------------------------
                                             Rozanne L. Ridgway

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 25th day of March, 1996.


                                             /s/ SHIRLEY YOUNG
                                             -----------------------------------
                                             Shirley Young

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 25th day of March, 1996.


                                             /s/ DOREEN A. TOBEN
                                             -----------------------------------
                                             Doreen A. Toben

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 25th day of March, 1996.


                                             /s/ LAWRENCE T. BABBIO, JR.
                                             -----------------------------------
                                             Lawrence T. Babbio, Jr.

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ JAMES G. CULLEN
                                             -----------------------------------
                                             James G. Cullen

                               POWER OF ATTORNEY

             The undersigned does hereby constitute and appoint William O. Albertini, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of March, 1996.


                                             /s/ RAYMOND W. SMITH
                                             -----------------------------------
                                             Raymond W. Smith